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                                                                   EXHIBIT 10.21

                              CAMBREX CORPORATION

                           ANNUAL REPORT ON FORM 10-K

                          REVISED SCHEDULE OF PARTIES

NAME                                                   TITLE                   DATE OF AGREEMENT
----                                                   -----                   -----------------
Peter E. Thauer......................  Senior Vice President, Law and              08/28/89
                                       Environment, General Counsel and
                                       Corporate Secretary
James A. Mack........................  Executive Chairman of the Board             02/01/90
Steven M. Klosk......................  Executive Vice President,                   10/21/92
                                       Administration
Thomas N. Bird.......................  Vice President, Corporate Development       07/23/99
Luke M. Beshar.......................  Executive Vice President and Chief          12/05/02
                                       Financial Officer
Gary L. Mossman......................  Executive Vice President and Chief          01/23/03
                                       Operating Officer
N. David Eansor......................  President, Bioproducts Business Unit        10/23/03
John R. Leone........................  President and Chief Executive Officer       08/23/04
Edward Robinson......................  Executive Vice President -- Europe,         10/23/03
                                       Pharma and Biopharmaceutical Business
                                       Unit